Exhibit 10.1

Execution

MICRON TECHNOLOGY, INC.

$1,250,000,000

7.500% SENIOR SECURED NOTES DUE 2023

PURCHASE AGREEMENT

April 14, 2016

April 14, 2016

Morgan Stanley & Co. LLC

Citigroup Global Markets Inc.

HSBC Securities (USA) Inc.

J.P. Morgan Securities LLC

c/o          Morgan Stanley & Co. LLC

1585 Broadway,

New York, New York 10036

Ladies and Gentlemen:

Micron Technology, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”) $1,250 million principal amount of its 7.500% Senior Secured Notes due 2023 (the “Notes”), to be issued pursuant to the provisions of an Indenture to be entered into on or prior to the Closing Date (as hereinafter defined) and dated as of April 26, 2016 (the “Indenture”), between the Company, the Guarantors (as defined below) and U.S. Bank National Association, as Trustee (the “Trustee”).

The Notes will be guaranteed (the “Guarantees” and, together with the Notes, the “Securities”), jointly and severally, on a senior secured basis (i) by each of the entities listed on Schedule IV hereto and (ii) any other subsidiary of the Company formed or acquired after the Closing Date that is required to provide or, at the Company’s election, provides an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns, pursuant to their respective guarantees (collectively, the “Guarantors”).

The Securities will be secured equally and ratably by continuing first priority security interests (subject to Permitted Liens and liens not prohibited by the Indenture) in substantially all of the tangible and intangible assets of the Company and the Guarantors, whether now owned or hereafter acquired or arising, subject to certain exceptions (the “Collateral”).

The Collateral shall be described in the Security Documents.  The terms “Collateral Agent,” “New Credit Facility,” “Permitted Liens” and “Security Documents” and as used herein shall have the meaning given to such term in the Indenture.  This Agreement, the Securities, the Indenture (including the Guarantee set forth therein) and the Security Documents are collectively referred to herein as the “Transaction Documents.”

The Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act (“Regulation S”).

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum dated April 14, 2016 (the “Preliminary Memorandum”) and will prepare a final offering memorandum (the “Final Memorandum”) including or incorporating by reference a description of the terms of the Securities, the terms of the offering and a description of the Company.  For purposes of this Agreement, “Additional Written Offering Communication” means any written communication (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Preliminary Memorandum or the Final Memorandum, and “Time of Sale Memorandum” means the Preliminary Memorandum together with the Additional Written Offering Communications, if any, each identified in Schedule II hereto, and as described on such Schedule.  As used herein, the terms Preliminary Memorandum, Time of Sale Memorandum and Final Memorandum shall include the documents, if any, incorporated by reference therein on the date hereof, in each case, to the extent and in the manner contemplated thereby.  The terms “supplement”, “amendment” and “amend” as used herein with respect to the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any Additional Written Offering Communication shall include all documents subsequently filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

1.             Representations and Warranties.  The Company and each of the Guarantors, jointly and severally, represent and warrant to, and agree with, you that:

(a)           (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Time of Sale Memorandum does not, and at the time of each sale of the Securities in connection with the offering when the Final Memorandum is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Memorandum, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

(b)           Except for the Additional Written Offering Communications, if any, identified in Schedule II hereto, and electronic road shows, if any, furnished to you before first use, neither the Company nor any Guarantor has prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any Additional Written Offering Communication.

(c)           Each of the Company and the Guarantors has been duly incorporated, is validly existing as a corporation under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and is duly qualified to transact business (i) in each jurisdiction identified on Schedule III hereto and (ii) in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except, in the case of clause (ii), where the failure to be so qualified, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.  The Company is in good standing in each jurisdiction identified on Schedule III hereto and each Guarantor is in good standing in its jurisdiction of incorporation.

(d)           This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

(e)           Each of the Security Documents has been duly authorized by the Company and each of the Guarantors, to the extent a party thereto, and with respect to each of the Security Documents required to be executed and delivered on (i) the Closing Date, each of such Security Documents will be duly executed and delivered by the Company and each of the Guarantors, to the extent a party thereto, on the Closing Date and (ii) a date subsequent to the Closing Date, each of such Security Documents will be duly executed and delivered by the Company and each of the Guarantors, to the extent a party thereto, on the delivery date specified in such Security Document or the Indenture, as applicable, and, when each Security Document is duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and of each the Guarantors, to the extent a party thereto, enforceable against the Company and each of the Guarantors, to the extent a party thereto, in accordance with its terms, subject to the Enforceability Exceptions (as defined below).

(f)            The Company has an authorized capitalization as set forth in the Time of Sale Memorandum, and all of the shares of Common Stock outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable.

(g)           The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement (assuming due authentication by the Trustee in the manner described in the Indenture), will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and equitable principles of general applicability, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) (collectively, the “Enforceability Exceptions”), and will be entitled to the benefits of the Indenture. The Guarantees have been duly authorized by each of the Guarantors and, when the Indenture has been executed and delivered by each of the Guarantors and the other parties thereto and the Notes have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, the Guarantees will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(h)           The Indenture has been duly authorized and, when executed and delivered by the Company and each of the Guarantors, assuming the due authorization, execution and delivery thereof by the other parties thereto, is a valid and binding agreement of, the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions, and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Time of Sale Memorandum and the Final Memorandum.

(i)            The Collateral conforms in all material respects to the description thereof contained in each of the Time of Sale Information and the Offering Memorandum.

(i)        Upon execution and delivery of each of the Security Documents that creates a security interest in the Collateral, each of such Security Documents will be effective to create in favor of the Collateral Agent, for the benefit of the Collateral Agent, the Trustee and the holders of the Securities, valid and enforceable security interests in all of the grantors’ right, title and interest in the Collateral.

(ii)       Upon (A) in the case of Collateral in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code of any jurisdiction, the filing of financing statements naming each grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the applicable filing offices, (B) in the case of instruments, chattel paper, negotiable documents and certificated securities, the earlier of the delivery thereof to the Collateral Agent (or its agent, designee or bailee) and the filing of the financing statements referred to in clause (A), (C) in the case of U.S. registered intellectual property that is part of the intellectual property Collateral, the completion of the filing, registration and recording of fully executed agreements in accordance with the Security Documents in the United States Patent and Trademark Office or as applicable in the United States Copyright Office, and/or (D) in the case of Mortgaged Property (as defined in the Indenture), upon the delivery to the Collateral Agent of counterparts of a Mortgage (as defined in the Indenture) with respect to each Mortgaged Property, duly executed and delivered by the record title holder of such Mortgaged Property, and the filing or recordation of such Mortgages in the appropriate jurisdictions, the security interests to the extent granted pursuant to the Security Documents will constitute legal and valid perfected security interests in the Collateral in favor of the Collateral Agent, for the benefit of the Collateral Agent, the Trustee and the holders of the Notes, as collateral security for the Notes Obligations (as defined in Indenture), and such security interests will be superior to and prior to all other liens on the Collateral other than Permitted Liens and liens not prohibited by the Indenture.

(iii)      Each of the Company and the Guarantors has rights in or has the power and authority to grant liens in the Collateral granted by it, free and clear of any liens other than the Permitted Liens and liens not prohibited by the Indenture.

(j)            The execution and delivery by the Company and each of the Guarantors of, and the performance by the Company and each of the Guarantors of its obligations under, each of the Transaction Documents to which it is a party (including but not limited to, the filing of any applicable financing statements and the grant and perfection of liens and security interests in the Collateral pursuant to the Security Documents) will not conflict with or result in a breach of or violation of any of the terms or provisions of or constitute a default under any agreement or other instrument binding upon the Company or any of its subsidiaries, except where such breach, violation or default would not have a Material Adverse Effect on the Company’s and the Guarantors’ ability, individually and collectively, to perform its and their obligations under the Transaction Documents to which it is a party, nor will such action result in any violation of (i) the provisions of the Certificate of Incorporation or By-laws of the Company or the certificate of incorporation or by-laws (or other organizational documents) of such Guarantor or (ii) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries or, to the Company’s and each Guarantor’s knowledge, any applicable statute, except in the case of (ii) above, where such violation would not have a Material Adverse Effect on the Company’s and the Guarantors’ ability, individually and collectively, to perform its and their obligations under the Transaction Documents to which it is a party; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or the Guarantors of its and their obligations under the Transaction Documents to which it is a party (including but not limited to, the filing of any applicable financing statements and the grant and perfection of liens and security interests in the Collateral pursuant to the Security Documents), except for those that have been, or will have been prior to the Closing Date, obtained, such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities, except, where the failure to obtain such consents, individually or in the aggregate, would not have a Material Adverse Effect on the offering of the Securities.

(k)           There has not occurred any material adverse change, or any development that could reasonably be expected to cause a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum.

(l)            Other than as set forth in the Time of Sale Memorandum, (i) there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject which would individually or in the aggregate reasonably be expected to have a material adverse effect on the business, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole (“Material Adverse Effect”); and (ii) to the Company’s knowledge, no such proceedings are threatened by governmental authorities or by others.

(m)          The Company and its subsidiaries have obtained any permits, consents and authorizations required to be obtained by them under laws or regulations relating to the protection of the environment or concerning the handling, storage, disposal or discharge of toxic materials (collectively “Environmental Laws”), and any such permits, consents and authorizations remain in full force and effect.  The Company and its subsidiaries are in compliance with the Environmental Laws in all material respects, and there is no pending or, to the Company’s knowledge, threatened, action or proceeding against the Company and its subsidiaries alleging violations of the Environmental Laws.

(n)           The Company and its subsidiaries own or possess or can acquire on commercially reasonable terms adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, mask work rights, technology and knowhow necessary to conduct the business now or proposed to be conducted by the Company and its subsidiaries as described in the Time of Sale Memorandum, except where the failure to own, possess or acquire such rights would not reasonably be expected to have a Material Adverse Effect, and except as disclosed in the Time of Sale Memorandum, the Company has not received any notice of infringement of or conflict with (and knows of no such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights, mask work rights or know how that would be reasonably likely to result in a Material Adverse Effect upon the Company and its subsidiaries.

(o)           Neither the Company nor, to the knowledge of the Company, any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy, or otherwise negotiated in respect of, any security (as defined in the Securities Act) that is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(p)           None of the Company, its Affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities and the Company and its Affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S, except no representation, warranty or agreement is made by the Company in this paragraph with respect to the Initial Purchasers, their Affiliates or any person acting on their behalf.

(q)           The statements set forth in each of the Time of Sale Memorandum and the Final Memorandum under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Transaction Documents, fairly summarize such terms in all material respects.

(r)            Assuming the accuracy of the representations and warranties of the Initial Purchasers herein, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indentures under the Trust Indenture Act of 1939, as amended.

(s)            The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

(t)            PricewaterhouseCoopers LLP, who have audited certain financial statements of the Company and its subsidiaries, and have audited the Company’s internal control over financial reporting, are the independent registered public accounting firm for the Company as required by the Securities Act and the rules and regulations of the Commission thereunder.

(u)           The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States of America.  The Company maintains internal accounting controls sufficient to provide reasonable assurance that interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Preliminary Memorandum, the Time of Sale Memorandum and the Final Memorandum is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in the Time of Sale Memorandum, the Company’s internal control over financial reporting and the Company’s internal control over financial reporting was effective as of September 3, 2015 and the Company is not aware of any material weaknesses in its internal control over financial reporting.

(v)           Except as disclosed in the Time of Sale Memorandum, since the date of the latest audited financial statements included or incorporated by reference in the Time of Sale Memorandum, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(w)          The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures were effective as of the quarter ended March 3, 2016.

(x)           The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that the interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Preliminary Memorandum, the Time of Sale Memorandum and the Final Memorandum is accurate.

(y)           Neither the Company nor any of its subsidiaries, nor any director or officer, nor, to the Company’s knowledge, any affiliate, employee, agent or representative of the Company or of any of its subsidiaries or affiliates, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein.

(z)           The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(aa)         (i)  Neither the Company nor any of its subsidiaries, nor any director, officer, or employee thereof, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A)          the subject of any sanctions (“Sanctions”) administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union or Her Majesty’s Treasury, nor

(B)          located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Crimea, Cuba, Iran, Libya, North Korea, Sudan and Syria).

(ii)       The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)          to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)          in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).

(iii)      For the past 3 years, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(bb)         The interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Preliminary Memorandum, the Time of Sale Memorandum and the Final Memorandum fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

2.             Agreements to Sell and Purchase.  The Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amounts of Securities set forth in Schedule I hereto opposite its name at a purchase price of 99.25% of the principal amount thereof (the “Purchase Price”), plus, accrued interest, if any, from April 26, 2016 to the Closing Date.

3.             Terms of Offering.  You have advised the Company that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder as soon as practicable after this Agreement is entered into as in your judgment is advisable.

4.             Payment and Delivery.  Payment for the Securities shall be made to the Company in Federal or other funds immediately available to the account specified by the Company to you at the office of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California, at approximately 7:00 a.m., California time, on April 26, 2016, or at such other time on the same or such other date, not later than the fifth business day thereafter, as may be mutually agreed in writing by you and the Company.  The time and date of such payment are hereinafter referred to as the “Closing Date.”

The Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date.  The Securities shall be delivered to you on the Closing Date for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor.

5.             Conditions to the Initial Purchasers’ Obligations.  The several obligations of the Initial Purchasers to purchase and pay for the Securities on the Closing Date are subject to the following conditions:

(a)           Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i)        there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the debt securities of the Company by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and

(ii)       there shall not have occurred any material change, or any development involving a prospective Material Adverse Effect, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum.

(b)           The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by the chief executive officer or the chief financial officer of the Company, to the effect set forth in Section 5(a)(i) and to the effect that the representations and warranties of the Company and the Guarantors contained in this Agreement are (i) true and correct in all material respects (other than representations and warranties qualified by materiality, in which case such representations shall be true and correct in all respects) as of the Closing Date with the same effect as if made on such delivery date, (ii) that the Company and each of the Guarantors has complied in all material respects with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date, and (iii) since the date of the most recent financial statements included in the Time of Sale Memorandum, there has been no material adverse change in the financial condition, earnings, business or properties of the Company and its subsidiaries, taken as a whole, except as set forth or contemplated in the Time of Sale Memorandum.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c)           The Initial Purchasers shall have received on the Closing Date an opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, outside counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A.  Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(d)           The Initial Purchasers shall have received on the Closing Date an opinion of Stoel Rives LLP, outside counsel for the Guarantor, dated the Closing Date, to the effect set forth in Exhibit B. Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(e)           The Initial Purchasers shall have received on the Closing Date an opinion of Joel L. Poppen, the Company’s General Counsel, dated the Closing Date, to the effect set forth in Exhibit C.

(f)            The Initial Purchasers shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett LLP, counsel for the Initial Purchasers, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(g)           The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as applicable, in form and substance satisfactory to the Initial Purchasers, from PricewaterhouseCoopers LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Time of Sale Memorandum and the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than April 22, 2016.

(h)           Prior to the Closing Date, the Company shall have received all waivers or consents under any agreement or other instrument binding upon the Company or any of its subsidiaries, including any indentures, mortgage, deed of trust, loan agreement, stockholder agreement or other agreement that is material to the Company and its subsidiaries, taken as a whole, that are necessary for the issuance of the Securities and the performance by the Company of its obligations under the Transaction Documents.

(i)            Each of the Security Documents required to be executed and delivered on the Closing Date shall have been duly executed and delivered by the parties thereto.  Each other document or instrument (in each case, in a form and substance reasonably satisfactory to the Initial Purchasers) required to cause the Securities and the Guarantees to be secured by liens on the Collateral, in each case to the extent and in the manner provided for in the Indenture and the Security Documents, as described in the Time of Sale Memorandum and the Final Memorandum, shall have been executed and delivered by the appropriate persons.  The Initial Purchasers shall have received signed copies of such Security Documents required to be executed and delivered on the Closing Date and each other document or instrument required to cause the Securities and the Guarantees to be secured by liens on the Collateral. The Initial Purchasers shall have also received appropriate lien searches or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name the Company or any Guarantor as debtor and that are filed in those jurisdictions in which the Company or any Guarantor is organized and such other searches that the Initial Purchasers deem necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Security Documents (other than Permitted Liens and liens not prohibited by the Indenture).

(j)            The Company shall have repaid in full in immediately available funds and terminated all commitments under that certain Credit Agreement, dated as of December 2, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time), by and among the Borrower, Micron Semiconductor Products, Inc., the guarantors party thereto, HSBC Bank USA, N.A., as administrative agent, HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A., as co-collateral agents, and the lenders party thereto (the “ABL Credit Agreement”), terminated or released all liens and security interests related to the ABL Credit Agreement and provided to the Initial Purchasers a copy of the executed payoff letter related thereto (which may be a copy of the payoff letter provided to the administrative agent under the New Credit Facility).

6.             Covenants of the Company and the Guarantors.  The Company and each of the Guarantors, jointly and severally, covenant with each Initial Purchaser as follows:

(a)           To furnish to you in New York City, without charge, prior to 7:00 a.m., California time, on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(d) or (e), electronic copies of the Time of Sale Memorandum, the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

(b)           Before amending or supplementing the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object, except as may be required by applicable law.

(c)           To furnish to you a copy of each proposed Additional Written Offering Communication to be prepared by or on behalf of, used by, or referred to by the Company or any Guarantor and not to use or refer to any proposed Additional Written Offering Communication to which you reasonably object.

(d)           If the Time of Sale Memorandum is being used to solicit offers to buy the Securities at a time when the Final Memorandum is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Memorandum in order to make the statements therein, in the light of the circumstances, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Time of Sale Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers and to any dealer upon request, either amendments or supplements to the Time of Sale Memorandum so that the statements in the Time of Sale Memorandum as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Memorandum, as amended or supplemented, will comply with applicable law.

(e)           If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

(f)            To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States and Canada as you shall reasonably request in writing prior to the Closing Date, provided that in connection therewith neither the Company nor any Guarantor shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or subject itself to taxation in respect of doing business in any jurisdiction in which it is otherwise not so subject.

(g)           Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including:  (i) the fees, disbursements and expenses of the Company’s and the Guarantors’ counsel and the Company’s accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company or any Guarantor and any amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other similar taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(f), including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading on any appropriate market system, (vi) the costs and charges of the Trustee, the Collateral Agent and any transfer agent, registrar or depositary, and the fees and disbursements of counsel for the Trustee and the Collateral Agent in connection with the Transaction Documents, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing the Transaction Documents, (x) the reasonable fees and expenses incurred with respect to creating, documenting and perfecting the security interests in the Collateral as contemplated by the Security Documents (including the related reasonable fees and expenses of counsel to the Initial Purchasers in connection therewith for all periods prior to and after the Closing Date) and (xi) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section.  It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of Section 10, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

(h)           To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Time of Sale Memorandum under the caption “Use of Proceeds.”

(i)            Neither the Company nor its Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that could be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities.

(j)            Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(k)           While any of the Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(l)            None of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, their Affiliates or any person acting on their behalf) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Company and its Affiliates and each person acting on its or their behalf (other than the Initial Purchasers, their Affiliates or any person acting on their behalf) will comply with the offering restrictions requirement of Regulation S.

(m)          During the period of one year after the Closing Date, the Company will not, and will use its commercially reasonable efforts to not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(n)           Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(o)           Within the time periods specified in the Security Documents and the Indenture, as applicable, the Company and the Guarantors shall execute and deliver, furnish, file, register or record, or cause to be executed and delivered, furnished, filed, registered or recorded, all such documents and instruments (including, but not limited to, any financing statements and Mortgages) required by the Security Documents and the Indenture to be executed and delivered, furnished, filed, registered or recorded subsequent to the Closing Date to cause the Securities and the Guarantees to be secured by liens on the Collateral.

The Company and each Guarantor also agree that, without the prior written consent of Morgan Stanley & Co. LLC on behalf of the Initial Purchasers, it will not, during the period beginning on the date hereof and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or any Guarantor or warrants to purchase debt securities of the Company or any Guarantor substantially similar to the Securities (other than the sale of the Securities under this Agreement).

7.             Offering of Securities; Restrictions on Transfer.  (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”). Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons inside the United States that it reasonably believes to be QIBs. In addition, each Initial Purchaser, severally and not jointly, agrees with the Company that, in the case of offers outside the United States, it will solicit offers for such Securities only from, and will offer such Securities only to, persons other than U.S. persons (“foreign purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption “Transfer Restrictions”.

(b)           Each Initial Purchaser, severally and not jointly, represents, warrants, and agrees (on behalf of itself, its Affiliates and any person acting on its or their behalf) with respect to offers and sales outside the United States that:

(i)        such Initial Purchaser understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Securities, or possession or distribution of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

(ii)       such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any such other material, in all cases at its own expense; and

(iii)      the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

(iv)      such Initial Purchaser has offered the Securities and will offer and sell the Securities (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 7(a); accordingly, neither such Initial Purchaser, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

(v)       such Initial Purchaser, in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State it has not made and will not make an offer of Securities to the public in that Relevant Member State, other than:

(A)          to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(B)          to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of Morgan Stanley Co. LLC on behalf of the Initial Purchasers for any such offer; or

(C)          in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of Securities shall require the Company or any Initial Purchaser to publish a prospectus pursuant to Article 3 of the Prospectus Directive or a supplemental prospectus pursuant to Article 16 of the Prospectus Directive.

For the purposes of the above, the expression an “offer of Securities to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe for the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, the expression “Prospectus Directive” means Directive 2003/71/EC (as amended, including by Directive 2010/73/EU), and includes any relevant implementing measure in the Relevant Member State;

(vi)      in the United Kingdom, the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum will be distributed only to, and will be directed only at, persons who are “qualified investors” (as defined in the Prospectus Directive) who are (i) persons having professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), or (ii) high net worth entities falling within Article 49(2)(a) to (d) of the Order, or (iii) persons to whom it would otherwise be lawful to distribute the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum;

(vii)     in Canada, the Securities will be sold only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations. Pursuant to section 3A.3 of National Instrument 33-105 Underwriting Conflicts (NI 33-105), the initial purchasers are not required to comply with the disclosure requirements of NI 33-105 regarding underwriter conflicts of interest in connection with this offering; and

(viii)    such Initial Purchaser agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S.”

Terms used in this Section 7(b) have the meanings given to them by Regulation S.

8.             Indemnity and Contribution.  (a) The Company and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of the Initial Purchasers and each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Time of Sale Memorandum or any amendment or supplement thereto, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company or any Guarantor, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”) or the Final Memorandum or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

(b)           Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and each of the Guarantors, each of the Company’s and each Guarantor’s respective directors, officers, employees and agents and each person, if any, who controls the Company or such Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and each Guarantor to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by or referred to by the Company or any Guarantor, road show, or the Final Memorandum or any amendment or supplement thereto, it being understood and agreed that the only such information consists of the following paragraphs in the Preliminary Memorandum and the Final Memorandum:  the first sentence of the fourth paragraph, the fourth and fifth sentences of the eighth paragraph, the ninth paragraph and the tenth paragraph under “Plan of Distribution” in the Preliminary Memorandum and the Final Memorandum.

(c)           In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing, but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection, and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. LLC, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d)           To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the Guarantors and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the Securities.  The relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Initial Purchasers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

(e)           The Company and the Guarantors and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)            The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Guarantors contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any person controlling any Initial Purchaser or any affiliate of any Initial Purchaser or by or on behalf of the Company or any Guarantor, the officers or directors of the Company or any Guarantor or any person controlling the Company or any Guarantor and (iii) acceptance of and payment for any of the Securities.

9.             Termination.  The Initial Purchasers may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company or any of the Guarantors shall have been suspended on any exchange, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State or Idaho State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and that, singly or together with any other event specified in this Section 9, makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum or the Final Memorandum.

10.          Effectiveness; Defaulting Initial Purchasers.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities that such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one ninth of such principal amount of Securities without the written consent of such Initial Purchaser.  If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company and the Guarantors.  In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Time of Sale Memorandum, the Final Memorandum or in any other documents or arrangements may be effected.  Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company or the Guarantors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any of the Guarantors shall be unable to perform its obligations under this Agreement, the Company and the Guarantors will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out of pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

11.          Entire Agreement.  (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company, the Guarantors and the Initial Purchasers with respect to the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, the conduct of the offering, and the purchase and sale of the Securities.

(b)           The Company and each of the Guarantors acknowledge that in connection with the offering of the Securities:  (i) the Initial Purchasers have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company, any Guarantor or any other person, (ii) the Initial Purchasers owe the Company and the Guarantors only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement) if any, and (iii) the Initial Purchasers may have interests that differ from those of the Company and the Guarantors.  The Company and each Guarantor waives to the full extent permitted by applicable law any claims it may have against the Initial Purchasers arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

12.          Counterparts.  This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13.          Applicable Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

14.          Headings.  The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

15.          Notices.  All communications hereunder shall be in writing and effective only upon receipt (a) if to the Initial Purchasers shall be delivered, mailed or sent to you at: Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: High Yield Syndicate Desk, with a copy to the Legal Department; Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013 (fax: (646) 291-1469), Attention: General Counsel; HSBC Securities (USA) Inc., 452 5th Avenue, New York, New York 10018 (fax: (646) 366-3204), Attention: Transaction Management; and J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: (212) 834-6081), Attention: Investment Grade Syndicate Desk; with a copy to Simpson Thacher & Bartlett LLP, 2475 Hanover Street, Palo Alto, California 94304, Attention: William H. Hinman, Jr. and Daniel N. Webb, Fax: (650) 251 5002; and (b) if to the Company or the Guarantors shall be delivered, mailed or sent to Micron Technology, Inc., 8000 South Federal Way, Boise, Idaho 83716, Attention: General Counsel, Fax: (208) 368 4540, with a copy to Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, Attention: John A. Fore, Fax: (650) 493 6811.

In accordance with the requirements of the USA PATRIOT Act, the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

[Signature Page Follows]

Very truly yours,

MICRON TECHNOLOGY, INC.

By: :	/s/ Ernest E. Maddock
	Name:	Ernest E. Maddock
	Title:	Chief Financial Officer and Vice President, Finance

[Signature Page to Purchase Agreement]

GUARANTOR
Micron Semiconductor Products,
Inc.,

By:	/s/ Don Whitt
	Name:	Don Whitt
	Title:	Vice President, Tax

[Signature Page to Purchase Agreement]

Accepted as of the date hereof

MORGAN STANLEY & CO. LLC
CITIGROUP GLOBAL MARKETS INC.
HSBC SECURITIES (USA) INC.
J.P. MORGAN SECURITIES LLC

Acting on behalf of themselves and the several Initial Purchasers named in Schedule I hereto.

By:	MORGAN STANLEY & CO. LLC

By:	/s/ Jonathon Rauen
	Name:	Jonathon Rauen
	Title:	Authorized Signatory

By:	CITIGROUP GLOBAL MARKETS INC.

By:	/s/ David Leland
	Name:	David Leland
	Title:	Managing Director

By:	HSBC SECURITIES (USA) INC.

By:	/s/ Luiz Lanfredi
	Name:	Luiz Lanfredi
	Title:	Vice President

By:	J.P. MORGAN SECURITIES LLC

By:	/s/ Dan Alster
	Name:	Dan Alster
	Title:	Managing Director

[Signature Page to Purchase Agreement]

SCHEDULE I

Initial Purchaser	Principal Amount of Securities to be Purchased

Morgan Stanley & Co. LLC	$437,500,000.00
Citigroup Global Markets Inc.	100,000,000.00
HSBC Securities (USA) Inc.	100,000,000.00
J.P. Morgan Securities LLC	100,000,000.00
Merrill Lynch, Pierce, Fenner & Smith Incorporated	62,500,000.00
Credit Suisse Securities (USA) LLC	62,500,000.00
DBS Bank Ltd.	62,500,000.00
Wells Fargo Securities, LLC	62,500,000.00
ING Financial Markets LLC	43,750,000.00
Standard Chartered Bank	43,750,000.00
ANZ Securities, Inc.	37,500,000.00
BNP Paribas Securities Corp.	37,500,000.00
Credit Agricole Securities (USA) Inc.	37,500,000.00
Mitsubishi UFJ Securities (USA), Inc.	37,500,000.00
U.S. Bancorp Investments, Inc.	25,000,000.00
Total:	$1,250,000,000.00

I-1

SCHEDULE II

Time of Sale Memorandum

1.                                      Preliminary Memorandum issued April 14, 2016

2.                                      Pricing Term Sheet issued April 14, 2016

II-1

SCHEDULE III

Jurisdictions of Qualification of Company

Delaware

Idaho

Virginia

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SCHEDULE IV

Guarantors

MICRON SEMICONDUCTOR PRODUCTS, INC.

IV-1

EXHIBIT A

[FORM OF OPINION OF WILSON SONSINI GOODRICH & ROSATI, PROFESSIONAL CORPORATION, OUTSIDE COUNSEL TO THE COMPANY]

1.                                   The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own its properties and to conduct its business as described in the Disclosure Package and the Final Offering Memorandum.

2.                                   The Purchase Agreement has been duly authorized, executed and delivered by the Company.

3.                                   The Securities are in the form contemplated by the Indenture, the Securities have been duly authorized by the Company and the Securities, when executed by the Company and the Subsidiary Guarantor, and authenticated by the Trustee in accordance with the terms of the Indenture and delivered against the purchase price therefor specified in the Purchase Agreement in accordance with the terms of the Purchase Agreement (which facts we have not determined by inspection of the Securities), will constitute valid and legally binding obligations of the Company and the Subsidiary Guarantor and enforceable against the Company and the Subsidiary Guarantor in accordance with their terms; and the Securities are entitled to the benefits of the Indenture.

4.                                   Each of the Indenture and the Intercreditor Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable against the Company and the Subsidiary Guarantor in accordance with its terms.

5.                                   The Security Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable against the Company and the Subsidiary Guarantor in accordance with its terms.

6.                                   None of the execution, delivery and performance of the Purchase Agreement, the Security Agreement, the Intercreditor Agreement, the IP Security Agreements, or the Indenture, or the issuance and sale of the Securities, or the consummation of any other of the transactions contemplated thereby will conflict with, result in a breach or violation of any of the terms or provisions of, or constitute a default under (A) the Certificate of Incorporation or the Bylaws or (B) any statute, decree, regulation or order known to us to be applicable to the Company of any Delaware court, governmental authority or agency having jurisdiction over the Company or any of its properties or assets, except such conflicts, breaches, violations or defaults in clause (B) above as would not have a material adverse effect on the Company’s ability to perform its obligations under the Operative Documents or to consummate the transactions contemplated thereby.

7.                                   No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Purchase Agreement, the Security Agreement, the Intercreditor Agreement, the IP Security Agreements, or the Indenture, except as contemplated by the Operative Documents and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Initial Purchasers.

8.                                   Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, will not be required to register as an “investment company,” as such term is defined in the Investment Company Act.

9.                                   The Security Agreement is sufficient to create a valid security interest in favor of the Securities Collateral Agent in the collateral described therein to the extent a security interest in such collateral may be created under Article 9 of the New York UCC.

10.                               If a financing statement in the form of the Delaware Financing Statement is communicated to the Delaware Secretary of State by an authorized method of communication and an amount equal to the applicable filing fee is tendered to such filing office, such filing office will have an obligation to accept such financing statement.  Upon acceptance of the Delaware Financing Statement by such filing office, the security interest in the collateral described in both the Delaware Financing Statement and the Security Agreement, and for which perfection under Article 9 of the Delaware UCC may occur by the filing of a UCC-1 financing statement with the Delaware Secretary of State, will be perfected.

11.                               Upon the Credit Collateral Agent, as agent of the Securities Collateral Agent under the Intercreditor Agreement, taking possession of the certificated securities (as such term is defined in Section 8-102(a)(4) of the New York UCC) identified on Schedule [•] to the Security Agreement (collectively, the “Certificates”) in the State of New York, the security interest in the Certificates will be perfected.

12.                               The statements set forth in the Disclosure Package and the Final Offering Memorandum under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Securities, the Security Agreement, the IP Security Agreements and the Intercreditor Agreement, fairly summarize such terms and documents in all material respects.

13.                               The statements set forth in the Disclosure Package and the Final Offering Memorandum under the caption “Material U.S. Federal Income Tax Considerations,” insofar as they purport to summarize provisions of the United States federal tax laws referred to therein, fairly summarize such laws in all material respects.

14.                               No registration of the Securities under the Act is required for the sale of the Securities by the Company and the Subsidiary Guarantor to the Initial Purchasers pursuant to the Purchase Agreement or for the initial resale of the Securities by the Initial Purchasers in the manner contemplated by the Purchase Agreement, the Disclosure Package and the Final Offering Memorandum, and it is not necessary to qualify the Indenture under the Trust Indenture Act (it being understood that, in each case, no opinion is expressed as to any subsequent resale of the Securities or the consequences thereof).

We have participated in conferences with certain officers and other representatives of the Company, the Subsidiary Guarantor, the Initial Purchasers, counsel for the Initial Purchasers and the independent certified public accountants of the Company, at which conferences the contents of the Disclosure Package, the Final Offering Memorandum and related matters were reviewed and discussed and, although we do not assume any responsibility for the accuracy, completeness or fairness of the information contained in the Disclosure Package or the Final Offering Memorandum (other than as set forth in paragraphs 12 and 13 above), no facts have come to our attention, in the course of such review and discussion, that have caused us to believe that:

(i)            the Disclosure Package, as of [•] p.m. Pacific Time on [•], 2016, and on the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (other than the financial statements and related schedules and the financial and statistical data based on or derived from such financial statements or schedules, as to which we express no belief), or

(ii)           the Final Offering Memorandum, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (other than the financial statements and related schedules and the financial and statistical data based on or derived from such financial statements or schedules, as to which we express no belief).

EXHIBIT B

[FORM OF OPINION OF STOEL RIVES LLP, OUTSIDE COUNSEL TO THE GUARANTOR]

1.             Status.  Based solely on the Public Authority Documents, the Company is a corporation, validly existing in the State and, to the extent applicable, in good standing in the State.

2.             Power.  The Company has the corporate power to execute and deliver each of the Company Transaction Documents and to enter into its obligations thereunder.

3.             Authorization.  All corporate actions or approvals by the Company, and its directors or shareholders, necessary to bind the Company under each of the Company Transaction Documents have been taken or obtained.

4.             Execution and Delivery.  The Company has duly executed and delivered each of the Company Transaction Documents.

5.             Perfection.  The Idaho Financing Statement is in a form sufficient for filing with the ID SOS and, upon the due and proper filing of the Idaho Financing Statement with the ID SOS, a security interest will be perfected in favor of the [Securities Collateral Agent] in that portion of the Collateral described in the Idaho Financing Statement in which a security interest may be perfected under Article 9 of the ID UCC by the filing of a financing statement with the ID SOS.

6.             No Violation of Law.  The execution and delivery by the Company of, and performance by the Company of its payment obligations under, the Company Transaction Documents, and the grant by the Company of security interests pursuant to the Security Agreement and the IP Security Agreements, are neither prohibited by applicable provisions of Law comprising statutes or regulations duly enacted or promulgated by the State (“State Statutes or Regulations”) nor subject the Company to a fine, penalty, or other similar sanctions, under any State Statutes or Regulations.  Our opinions in this paragraph do not extend to any action or conduct of the Company that a Company Transaction Document may permit but does not require.

B-1

7.             No Violation of Organizational Documents. The execution and delivery by the Company of, and performance of its [payment] obligations under, the Company Transaction Documents, and the grant by the Company of security interests pursuant to the Security Agreement and the IP Security Agreements, do not violate the Company Organizational Documents.  Our opinions in this paragraph do not extend to any action or conduct of the Company that a Company Transaction Document may permit but does not require.

B-2

EXHIBIT C

FORM OF OPINION OF JOEL L. POPPEN, GENERAL COUNSEL OF THE COMPANY

1.             To the best of my knowledge, but without inquiring into the dockets of any court, commissions, regulatory body, administrative agency or other government body, and other than as set forth in the Disclosure Package and Final Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or the Subsidiary Guarantor is a party or of which any property or assets of the Company or the Subsidiary Guarantor is the subject, which I believe individually or in the aggregate would be reasonably expected to have a Material Adverse Effect.

2.             None of the execution, delivery and performance of the Purchase Agreement, the Security Agreement, the Intercreditor Agreement, the Indenture, or the IP Security Agreements or the issuance and sale of the Securities or the consummation of any other of the transactions contemplated thereby will conflict with, result in a breach or violation of any of the terms or provisions of, or constitute a default under (A) any material indenture or other material agreement or instrument to which the Company or its subsidiaries is a party or bound, or (B) any statute, decree, regulation or order applicable to the Company or the Subsidiary Guarantor of any U.S. Federal or Idaho court, governmental authority or agency having jurisdiction over the Company or the Subsidiary Guarantor or any of their respective properties or assets, except such conflicts, breaches, violations or defaults as would not have a Material Adverse Effect on the Company’s or the Subsidiary Guarantor’s ability to perform their respective obligations under the Operative Documents or to consummate the transactions contemplated thereby.

3.             Except as may be required by the Securities Act, and the rules and regulations promulgated thereunder or “blue sky” laws of any state of the United States, in connection with the sale of the Securities, no consent, approval, authorization or order of, or filing or registration with, any U.S. Federal or Idaho court or governmental agency or body is required for the execution, delivery and performance of the Purchase Agreement, the Security Agreement, the Intercreditor Agreement, the Indenture, and the IP Security Agreements by the Company and the Subsidiary Guarantor, the issuance of the Securities, and the consummation of the transactions contemplated thereby.

C-1